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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No 333-46422 and 333-60268) of Virage Logic Corporation of our report dated October 30, 2001 relating to the financial statements and the financial statement schedule, which appears in this Form 10-K.



                                        /s/ PricewaterhouseCoopers LLP

San Jose, California
December 17, 2001